                                                                   Exhibit 10.15










                          SECURITIES PURCHASE AGREEMENT

                           DATED AS OF MARCH 25, 2003

                                      AMONG

                               PLIANT CORPORATION

                                       AND

                           THE PURCHASERS NAMED HEREIN

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                                TABLE OF CONTENTS

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ARTICLE I         DEFINED TERMS; RULES OF CONSTRUCTION.........................1

     1.1      Defined Terms....................................................1

     1.2      Rules of Construction...........................................10

ARTICLE II        PURCHASE AND SALE OF SECURITIES;
                  COMMITMENT TO PURCHASE MANDATORY
                  SECURITIES..................................................10

     2.1      Articles of Incorporation.......................................10

     2.2      Authorization of Issuance of Purchased Securities...............11

     2.3      Sale of Purchased Securities at the Initial Closing;
              Commitment to Purchase Mandatory Securities.....................11

     2.4      Transfer of Purchased Securities and Assignment of
              Commitments at the Qualified Event Closing......................11

     2.5      Issuance of Preemptive Notice...................................12

     2.6      Transfer of Purchased Securities and Assignment of
              Commitments at the Second Closing...............................12

     2.7      Issuance of Mandatory Securities; Purchase of Participation
              Interests.......................................................13

     2.8      Issuance of Purchased Securities................................14

     2.9      Purchase Price..................................................14

     2.10     Allocation of Purchase Price....................................15

     2.11     Use of Proceeds.................................................15

ARTICLE III       CLOSINGS....................................................16

     3.1      Closings........................................................16

     3.2      Closing Deliverables............................................16

     3.3      Additional Initial Purchaser Commitment.........................18

ARTICLE IV        REPRESENTATIONS AND WARRANTIES ABOUT THE
                  COMPANY.....................................................19

     4.1      Private Sale....................................................19

     4.2      Organization Etc................................................19

     4.3      Capitalization..................................................19

     4.4      Authorization, Etc..............................................21

     4.5      Execution; Enforceability.......................................21
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                                TABLE OF CONTENTS
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     4.6      No Conflict; Consents...........................................21

     4.7      SEC Documents and Financial Reports, Etc........................22

     4.8      Litigation......................................................22

     4.9      Adverse Actions.................................................23

     4.10     No Violation of Charters, Etc...................................23

     4.11     Permits.........................................................23

     4.12     Taxes...........................................................23

     4.13     Investment Company; Holding Company.............................24

     4.14     Accounting Controls.............................................24

     4.15     Insurance.......................................................24

     4.16     Intellectual Property...........................................24

     4.17     Title to Assets Etc.............................................25

     4.18     Labor Matters...................................................25

     4.19     ERISA Matters...................................................25

     4.20     Environmental Matters...........................................25

     4.21     Illegal Payments................................................26

     4.22     Solvency........................................................26

     4.23     Brokers.........................................................26

     4.24     Absence of Changes..............................................27

ARTICLE V         REPRESENTATIONS AND WARRANTIES OF THE
                  PURCHASERS..................................................27

     5.1      Organization Etc................................................27

     5.2      Authorization of the Documents..................................27

     5.3      No Conflict; Consents...........................................28

     5.4      Litigation......................................................28

     5.5      Investment Representations......................................28

     5.6      Reliance on Representations of the Additional Purchasers........29

ARTICLE VI        CONDITIONS TO CLOSING.......................................30

     6.1      Conditions to Purchasers' Obligations...........................30

     6.2      Conditions to the Company's Obligations.........................31
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                                TABLE OF CONTENTS
                                   (continued)
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ARTICLE VII       TRANSFER OF SECURITIES......................................31

     7.1      Restriction on Transfer.........................................31

     7.2      Restrictive Legends.............................................31

     7.3      Notice of Transfer..............................................33

     7.4      Transfer Pursuant to Rule 144...................................34

     7.5      Minimum Transfer................................................34

ARTICLE VIII      COVENANTS OF THE COMPANY....................................35

     8.1      Transactions with Affiliates....................................35

     8.2      Information Rights..............................................36

     8.3      Books; Inspection Rights........................................38

     8.4      Merger and Consolidation........................................38

     8.5      Payments for Consents...........................................39

     8.6      Amendment of Charter............................................39

     8.7      Specified Equity Proceeds.......................................40

ARTICLE IX        MISCELLANEOUS...............................................40

     9.1      Expenses, Etc...................................................40

     9.2      Further Assurances..............................................41

     9.3      Specific Performance; Remedies..................................41

     9.4      Successors and Assigns..........................................41

     9.5      Entire Agreement................................................42

     9.6      Notices.........................................................42

     9.7      Amendments, Modifications and Waivers...........................43

     9.8      Governing Law...................................................44

     9.9      Third Party Reliance............................................44

     9.10     Submission to Jurisdiction......................................44

     9.11     Information.....................................................45

     9.12     Severability....................................................45

     9.13     Independence of Agreements, Covenants, Representations and
              Warranties......................................................45

     9.14     Survival of Representation, Warranties, Etc.....................45
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                                TABLE OF CONTENTS
                                   (continued)

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     9.15     Counterparts; Facsimile Signatures..............................46
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                             SCHEDULES AND EXHIBITS


Schedules

Schedule I                 Initial Purchaser
Schedule 4.3(a)(i)         Capitalization
Schedule 4.3(a)(ii)        Holders of Series A Preferred Stock
Schedule 4.3(f)            Redemption Obligations
Schedule 4.8               Litigation
Schedule 4.24              Absence of Changes




Exhibits

Exhibit A                  Amendment No. 2 to Registration Rights Agreement
Exhibit B                  Amendment No. 2 to Warrant Agreement
Exhibit C                  Amendment No. 3 to Stockholders' Agreement
Exhibit D                  Additional Purchaser Joinder Agreement
Exhibit E                  Qualified Equity Purchaser Joinder Agreement

                                                 SECURITIES PURCHASE
                                      AGREEMENT dated as of March 25, 2003,
                                      among PLIANT CORPORATION, a Utah
                                      corporation (the "Company"), the Purchaser listed on Schedule I hereto (the "Initial Purchaser"), and the other Purchasers (as defined herein) signatory hereto from time to time.

                  WHEREAS, the Company is in the business of manufacturing and selling value-added films and flexible packaging for food, personal care, medical, agricultural and industrial applications (the "Business").

                  WHEREAS, the Company has previously raised preferred equity financing pursuant to the terms of (a) the Securities Purchase Agreement dated as of May 31, 2000, among the Company and certain of its stockholders and (b) the Securities Purchase Agreement dated as of July 16, 2001, among the Company and certain of its stockholders (the agreements referenced in the foregoing clauses collectively, the "Original Purchase Agreements").

                  WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly (except as otherwise set forth herein), desire to purchase from the Company (a) up to 35,000 shares of Series A Preferred Stock (as defined herein) and (b) warrants to purchase up to 153,867 shares of Common Stock (as defined herein), in each case on the terms and subject to the conditions provided herein;

                  NOW THEREFORE, in consideration of the foregoing and the covenants, agreements, representations and warranties contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto hereby agree as follows:

                                    ARTICLE I

                      DEFINED TERMS; RULES OF CONSTRUCTION

1.1      Defined Terms.

         Capitalized terms used and not otherwise defined in this Agreement shall have the meanings given to them below or in the other locations of this Agreement specified below (or, if not defined herein, shall have the meanings ascribed to them either (i) in the Charter (as defined below) or (ii) in the Credit Agreement, as in effect on the date hereof and proposed to be amended or modified by the Credit Agreement Amendment or as such term is amended or modified from time to time, solely for the purposes of this Agreement, if such amendment or modification adversely affects the rights or obligations of the Purchasers under this Agreement, with the consent of the Requisite Purchasers):

                  "2000 Notes" means the Company's 13% Senior Subordinated Notes due 2010 issued on May 31, 2000 pursuant to the 2000 Notes Purchase Agreement.

                  "2000 Notes Indenture" means the Indenture dated as of May 31, 2000, among the Company, as Issuer, the Guarantors party thereto and The Bank of New York, as Trustee.

                  "2000 Notes Purchase Agreement" means the Purchase Agreement dated as of May 25, 2000, among the Company and the purchasers signatory thereto relating to the 2000 Notes and the Note Warrants.

                  "2000 Stock Incentive Plan" means the 2000 Stock Incentive Plan adopted by the Board and the holders of the Voting Stock of the Company as of May 31, 2000, as amended, modified, supplemented or restated from time to time.

                  "2002 Notes" means the Company's 13% Senior Subordinated Notes due 2010 issued on April 10, 2002 pursuant to the 2002 Notes Purchase Agreement.

                  "2002 Notes Indenture" means the Indenture for 13% Senior Subordinated Notes due 2010 dated as of April 10, 2002, between the Company and The Bank of New York, as Trustee.

                  "2002 Notes Purchase Agreement" means the Purchase Agreement dated as of April 5, 2002, among the Company and the purchasers signatory thereto relating to the 2002 Notes.

                  "2002 Stock Incentive Plan" means the 2002 Stock Incentive Plan adopted by the Board and the holders of the Voting Stock of the Company as of August 28, 2002, as the same may be amended, modified, supplemented or restated from time to time.

                  "Additional Purchaser" means each Person who executes an Additional Purchaser Joinder Agreement pursuant to Section 2.5 and any Person succeeding to the rights of an Additional Purchaser pursuant to the terms hereof.

                  "Additional Purchaser Joinder Agreement" means the Joinder Agreement in the form of Exhibit D attached hereto.

                  "Advance Purchase Date" has the meaning set forth in Section 2.7(b).

                  "Advance Purchase Notice" has the meaning set forth in Section 2.7(b).

                  "Advance Purchase Securities" has the meaning set forth in
Section 2.7(b).

                  "Affiliate" of any specified Person means (a) any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person and (b) for purposes of
Section 8.1 only, any beneficial owner of shares representing 10% or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Company or of rights or warrants to purchase such Voting Stock (whether or not currently exercisable) and any Person who would be an Affiliate of any such beneficial owner pursuant to clause (a). For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Affiliate Transaction" has the meaning given to such term in
Section 8.1(a).

                  "Agreement" has the meaning given to such term in Section 1.2.

                  "Amendment No. 2 to Registration Rights Agreement" means Amendment No. 2 to the Registration Rights Agreement in the form attached hereto as Exhibit A.

                  "Amendment No. 2 to Warrant Agreement" means Amendment No. 2 to the Warrant Agreement in the form attached hereto as Exhibit B.

                  "Amendment No. 3 to Stockholders' Agreement" means Amendment No. 3 to the Stockholders' Agreement in the form attached hereto as Exhibit C.

                  "Board" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of the Board of Directors.

                  "Business" has the meaning given to such term in the recitals to this Agreement.

                  "Business Day" means any day that is not (a) a Saturday, Sunday, or legal holiday or (b) a day on which banks are not required to be open in New York, New York.

                  "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of, or interests in (however designated), equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

                  "Charter" means the Third Amended and Restated Articles of Incorporation of the Company, as amended, modified, supplemented or restated from time to time.

                  "Charter Amendment" has the meaning given to such term in
Section 2.1.

                  "Closing" means the Initial Closing, the Qualified Event Closing, if any, the Second Closing, if any, and each Drawdown Closing, if any.

                  "Closing Date" means the date on which any Closing occurs.

                  "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                  "Commitment Percentage" means (a) with respect to the Initial Purchaser prior to the Second Closing, 100.0%; (b) with respect to each Additional Purchaser at the Second Closing, the fraction expressed as a percentage, the numerator of which is the total number of Preferred Shares such Additional Purchaser has elected to purchase in accordance with the terms of the Preemptive Notice as identified on the Additional Purchaser Joinder Agreement executed by such Additional Purchaser and the denominator of which is the total number of Preferred Shares to be held by all Purchasers immediately following the Second Closing; and (c) with respect to each Purchaser from time to time following the Second Closing, the fraction expressed as a percentage, the numerator of which is the total number of Preferred Shares held by such Purchaser at the time of determination and the denominator of which is the total number of Preferred Shares held by all Purchasers at such time. Notwithstanding anything to the contrary contained herein, immediately following a Qualified Event, (i) the Commitment Percentage of the Initial Purchaser shall be 0.0%;
(ii) for purposes of calculating the Commitment Percentages of any Purchaser in accordance with the foregoing clauses (b) and (c), the number of Preferred Shares deemed to be held by all Purchasers at such time shall be reduced by (A) the number of Preferred Shares held by the Initial Purchaser, if any, at such time and (B) the number of Preferred Shares purchased by the Additional Purchasers, if any, from the Initial Purchaser at the Second Closing; and (iii) the Commitment Percentage of each Qualified Equity Purchaser shall be the amount specified in such Qualified Equity Purchaser's Joinder Agreement. The Commitment Percentage of each Defaulting Purchaser shall be deemed to equal the Commitment Percentage such Defaulting Purchaser would have had if such Defaulting Purchaser had purchased the Defaulted Securities in accordance with the terms of this Agreement, and Defaulted Securities shall not be included in calculating the Commitment Percentage of any Purchaser who purchases Defaulted Securities in accordance with Section 3.3(a).

                  "Common Stock" means the Company's common stock, no par value.

                  "Company" has the meaning given to such term in the caption to this Agreement.

                  "Credit Agreement" means the Credit Agreement dated as of May 31, 2000 among the Company, ASPEN Industrial, S.A. de C.V., the Lenders party thereto, the Administrative Agent, the Collateral Agent, The Chase Manhattan Bank, as Syndication Agent and The Bank of Nova Scotia, as Documentation Agent, including the Credit Agreement Amendment, and as otherwise amended, modified, supplemented or restated from time to time.

                  "Credit Agreement Amendment" means Amendment No. 5 to the Credit Agreement dated as of March 24, 2003.

                  "Defaulting Purchaser" has the meaning given to such term in
Section 3.3(a).

                  "Defaulted Securities" has the meaning given to such term in
Section 3.3(a).

                  "Designated Account" has the meaning given to such term in
Section 2.9(b).

                  "Documents" means the Charter, this Agreement, the Warrant Agreement, Amendment No. 2 to Warrant Agreement, the Warrants, the Stockholders' Agreement, Amendment No. 3 to Stockholders' Agreement, the Registration Rights Agreement and Amendment No. 2 to Registration Rights Agreement.

                  "Drawdown Closing" has the meaning given to such term in
Section 3.1(d).

                  "ERISA" has the meaning given to such term in Section 4.19.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "Existing Management Stockholders" means each of Richard P. Durham, Jack E. Knott and Brian E. Johnson.

                  "Expiration Date" has the meaning given to such term in the JPMP (BHCA) Commitment Agreement.

                  "Fundamental Documents" means the documents by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. The Fundamental Documents of the Company as of the date hereof are the Charter and the by-laws of the Company.

                  "Funding Day" means, with respect to each fiscal quarter of the Company, the Business Day that is two Business Days prior to the Delivery Day for such fiscal quarter.

                  "Funding Day Amount" means, with respect to any Funding Day, the amount (if positive), rounded-up to the nearest $1,000 equal to (a) the Compliance Amount with respect to the last day of the fiscal quarter ending immediately prior to such Funding Day minus (b) the aggregate amount of all Specified Equity Offering Proceeds received by the Company (or the Administrative Agent in accordance with Section 2.7(b)) during the period beginning on the first day following the last day of the most recently ended fiscal quarter of the Company and ending one day prior to the Funding Day for such fiscal quarter.

                  "GAAP" means generally accepted accounting principles in the United States, as in effect from time to time, consistently applied.

                  "Indebtedness" has the meaning given to such term in the 2000 Notes Indenture.

                  "Indemnitee" has the meaning given to such term in Section 9.1(b).

                  "Initial Closing" has the meaning given to such term in
Section 3.1(a).

                  "Initial Purchaser" has the meaning given to such term in the caption to this Agreement.

                  "Joinder Agreement" means each of the Additional Purchaser Joinder Agreement and the Qualified Equity Purchaser Joinder Agreement.

                  "JPMP" means J.P. Morgan Partners, LLC, a Delaware limited liability company.

                  "JPMP (BHCA) Commitment Agreement" means the Securities Purchase Agreement dated as of the date hereof between the Company and the Initial Purchaser, as amended, modified, supplemented or restated from time to time.

                  "Lien" means any mortgage, pledge, security interest, encumbrance, restriction, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

                  "Mandatory Securities" means Purchased Securities required to be purchased pursuant to Section 2.7(a).

                  "Material Adverse Effect" has the meaning given to such term in Section 4.2.

                  "Maximum Mandatory Amount" has the meaning given to such term in Section 2.3(b).

                  "Maximum Mandatory Securities" has the meaning given to such term in Section 2.3(b).

                  "Note Warrants" means the warrants to purchase shares of Common Stock issued in connection with the 2000 Notes Purchase Agreement.

                  "Original Purchase Agreements" has the meaning given to such term in the recitals to this Agreement.

                  "Original Purchaser" means each of SIF, New York Life Capital Partners, L.P., The Northwestern Mutual Life Insurance Company and Wachovia Capital Partners, LLC (f/k/a First Union Capital Partners, LLC).

                  "Other Stockholder" has the meaning given to such term in
Section 2.5.

                  "Percentage Ownership" has the meaning given to such term in the Stockholders' Agreement.

                  "Permitted Holders" means each of (a) JPMP and its Affiliates,
(b) SIF and its Affiliates, (c) The Christena Karen H. Durham Trust, (d) the Existing Management Stockholders and their Related Parties and (e) any Person acting in the capacity of an underwriter in connection with a public or private offering of the Company's Capital Stock.

                  "Person" shall be construed as broadly as possible and shall include an individual or natural person, a partnership (including a limited liability partnership), a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental authority.

                  "Preemptive Notice" means the preemptive notice issued by the Company to each Other Stockholder, in accordance with the terms of the Stockholders' Agreement, offering each Other Stockholder the right to purchase their respective Percentage Ownership of the Purchased Securities and to assume the obligation to commit to purchase their respective Percentage Ownership of the Mandatory Securities.

                  "Preferred Shares" means the shares of Series A Preferred Stock purchased pursuant to this Agreement.

                  "Purchased Securities" has the meaning given to such term in
Section 2.2.

                  "Purchaser" means each of the Initial Purchaser, the Qualified Equity Purchasers, if any, and the Additional Purchasers.

                  "Qualified Equity Purchaser" means any Person, other than the Company or one of its Subsidiaries, who (a) executes a Qualified Equity Purchaser Joinder Agreement and (b) the Initial Purchaser determines, in its reasonable discretion, is financially capable of satisfying, in full, the obligations of the Initial Purchaser assumed by such Person in connection with a Qualified Event throughout the period in which such obligations are to be performed.

                  "Qualified Equity Purchaser Joinder Agreement" means the Qualified Equity Purchaser Joinder Agreement in the form of Exhibit E attached hereto.

                  "Qualified Event" means a transaction occurring on or before June 25, 2003 in which one or more Qualified Equity Purchasers (a) subject to
Section 2.4(b), purchase from the Initial Purchaser all of the Preferred Shares and Warrants (other than Warrants required to be delivered for cancellation pursuant to Section 2.4(a)(iv)) held by the Initial Purchaser at such time at a price per share (together with a pro rata portion of such Warrants to be purchased) equal to the sum of $1,000 plus all accrued and unpaid dividends on one Preferred Share; (b) assume from the Initial Purchaser all of the obligations of the Initial Purchaser hereunder (including, but not limited to, the obligation to purchase Mandatory Securities and Participation Interests in accordance with the terms hereof) represented by 100.0% of the Commitment Percentage of the Initial Purchaser;

and (c) without prejudice to the Company's rights under Section 2.4(b), shall have delivered to the Company and the Initial Purchaser (prior to any exercise of the Company's rights under Section 2.4(b) or any disclosure by the Company of its intentions with respect thereto) a binding commitment to purchase Purchased Securities and assume obligations from the Initial Purchaser as contemplated by
Section 2.4(a) (assuming no request by the Company pursuant to Section 2.4(b)).

                  "Qualified Event Closing" has the meaning given to such term in Section 3.1(b).

                  "Registration Rights Agreement" means the Registration Rights Agreement dated as of May 31, 2000 among the Company, the Original Purchasers and the other stockholders and other securityholders of the Company party thereto, as amended, modified, supplemented or restated from time to time.

                  "Related Fund" has the meaning given to such term in Section 7.5.

                  "Related Parties" means with respect to a Person (a) that is a natural person (i) any spouse, parent or lineal descendant (including adopted children) of such Person or (ii) the estate of such Person during any period in which such estate holds Capital Stock of the Company for the benefit of any person referred to in clause (a)(i) and (b) any trust, corporation, partnership, limited liability company or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially owning an interest of more than 50% of which consist of such Person and/or such other Persons referred to in the immediately preceding clause (a).

                  "Requisite Purchasers" means, as of the date of determination, those Purchasers who hold in the aggregate more than 50% of the Preferred Shares issued hereunder at such time.

                  "Restricted Securities" means the Purchased Securities, any securities issued with respect to the Purchased Securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, to the extent such Purchased Securities have not been sold to the public pursuant to (a) registration under the Securities Act or (b) Rule 144 (or similar or successor rule) promulgated under the Securities Act.

                  "Restricted Subsidiary" has the meaning given to such term in the 2000 Notes Indenture.

                  "SEC Documents" has the meaning given to such term in Section 4.7.

                  "Second Closing" has the meaning given to such term in Section 3.1(c).

                  "Security" has the meaning given to the term "security" in
Section 2(1) of the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "Series A Preferred Stock" means the Company's Series A Cumulative Exchangeable Redeemable Preferred Stock, no par value.

                  "SIF" means Southwest Industrial Films, LLC, a Delaware limited liability company.

                  "Significant Holder" means a Person holding 1,000 or more shares of Series A Preferred Stock.

                  "Solvent" has the meaning given to such term in Section 4.22.

                  "Stockholders' Agreement" means the Stockholders' Agreement dated as of May 31, 2000, among the Company and the stockholders and other securityholders of the Company party thereto, as amended, modified, supplemented or restated from time to time.

                  "Subsidiary" or "subsidiary" means, with respect to any Person, any other Person of which more than fifty percent (50%) of the shares of stock or other interests entitled to vote in the election of directors or comparable Persons performing similar functions (excluding shares or other interests entitled to vote only upon the failure to pay dividends thereon or other contingencies) are at the time owned or controlled, directly or indirectly through one or more Subsidiaries, by such Person. Unless the context otherwise requires, the term "Subsidiary" means a Subsidiary of the Company.

                  "Successor Company" has the meaning given to such term in
Section 8.4(a)(i).

                  "Voting Stock" of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

                  "Warrant Agreement" means the Warrant Agreement dated as of May 31, 2000, among the Company and the Purchasers, as amended, modified, supplemented or restated from time to time.

                  "Warrant Factor" means 4.3962; provided that if a Qualified Event occurs, then effective immediately prior to the Qualified Event Closing, such number shall be reduced to an amount equal to the number of shares of Common Stock to be issued upon the exercise of a Warrant to be issued as part of a unit with each Preferred Share purchased by the Qualified Equity Purchasers in accordance with the terms of the Qualified Event.

                  "Warrants" means the warrants to purchase Common Stock issued pursuant to this Agreement.

                  "Warrant Shares" has the meaning given to such term in the Warrant Agreement.

1.2      Rules of Construction.

         The term this "Agreement" means this agreement together with all schedules and exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. The use in this Agreement of the term "including" means "including, without limitation." The words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to sections, schedules and exhibits mean the sections of this Agreement and the schedules and exhibits attached to this Agreement, except where otherwise stated. The title of and the section and paragraph headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement. The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require or permit. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Unless expressly provided otherwise, the measure of a period of one month or year for purposes of this Agreement shall be that date of the following month or year corresponding to the starting date, provided that if no corresponding date exists, the measure shall be that date of the following month or year corresponding to the next day following the starting date. For example, one month following February 18 is March 18, and one month following March 31 is May 1.

                                   ARTICLE II

                        PURCHASE AND SALE OF SECURITIES;
                   COMMITMENT TO PURCHASE MANDATORY SECURITIES

2.1      Articles of Incorporation.

         Prior to the Initial Closing, the Company shall have filed with the Utah Department of Commerce, Division of Corporations and Commercial Code an amendment to the Charter (the "Charter Amendment") increasing the authorized number of shares of Series A Preferred Stock to 167,000.

2.2      Authorization of Issuance of Purchased Securities.

         Subject to the terms and conditions hereof, the Company has authorized the issuance and sale to the Purchasers of (a) an aggregate amount of up to 35,000 Preferred Shares and (b) Warrants to purchase an aggregate amount of up to 153,867 shares of Common Stock (the Securities referenced in clauses (a) and (b) collectively, the "Purchased Securities").

2.3 Sale of Purchased Securities at the Initial Closing; Commitment to Purchase Mandatory Securities.

                  (a) At the Initial Closing, subject to the satisfaction or waiver of the conditions set forth in Section 6.1(a), the Company shall issue and sell to the Initial Purchaser, and the Initial Purchaser shall purchase from the Company, the Preferred Shares and Warrants set forth opposite its name on
Schedule I.

                  (b) Subject only to the terms and conditions hereof, the Initial Purchaser hereby commits to the Company to purchase up to its Commitment Percentage of an additional $25,000,000 (the "Maximum Mandatory Amount") of Purchased Securities ("Maximum Mandatory Securities") consisting of (i) 25,000 Preferred Shares and (ii) Warrants to purchase up to 109,905 shares of Common Stock.

2.4 Transfer of Purchased Securities and Assignment of Commitments at the Qualified Event Closing.

                  (a) Subject to Section 2.4(b), at the Qualified Event Closing, if any,

                           (i) each Qualified Equity Purchaser shall execute a Qualified Equity Purchaser Joinder Agreement and shall be designated a "Purchaser" for all purposes hereunder;

                           (ii) each Qualified Equity Purchaser shall purchase from the Initial Purchaser, and the Initial Purchaser shall sell to each Qualified Equity Purchaser, (A) such Qualified Equity Purchaser's Commitment Percentage of all of the Preferred Shares held by the Initial Purchaser at such time and (B) Warrants to purchase a number of shares of Common Stock equal to the product of (x) the number of Preferred Shares referred to in clause (A) above and (y) the Warrant Factor as in effect immediately prior to the Qualified Event Closing;

                           (iii) each Qualified Equity Purchaser shall assume from the Initial Purchaser, and the Initial Purchaser shall assign to each Qualified Equity Purchaser, a portion of the commitment of the Initial Purchaser to purchase Mandatory Securities such that following such assumption and assignment, (A) each Qualified Equity Purchaser, severally and not jointly, shall be obligated to the Company and the Initial Purchaser to purchase up to such Qualified Equity Purchaser's Commitment Percentage of the unissued Maximum Mandatory Securities and
         (B) the Initial Purchaser's Commitment Percentage shall be reduced to zero; and

                           (iv) following the transfer of Warrants pursuant to Section 2.4(a)(ii), the Initial Purchaser shall deliver to the Company for cancellation all of the remaining Warrants (or if any such Warrants have been exercised, the Warrant Shares issued upon such exercise) held by the Initial Purchaser at such time.

                  (b) Notwithstanding Section 2.4(a), upon the request of the Company, the Initial Purchaser

                           (i) shall retain, and shall not be obligated to transfer to the Qualified Equity Purchasers, (A) all, but not less than all, of the Preferred Shares held by the Initial Purchaser at such time and (B) Warrants to purchase a number of shares of Common Stock equal to the number of Preferred Shares referred to in clause (A) above multiplied by the greater of (x) the Warrant Factor as in effect immediately prior to the Qualified Event Closing and (y) 2.6377 and

                           (ii)     shall deliver to the Company for
         cancellation the Warrants (or if any such Warrants have been exercised, the Warrant Shares issued upon such exercise) held by the Initial Purchaser not being retained by the Initial Purchaser pursuant to
         Section 2.4(b)(i) above.

                  (c) The Company hereby covenants not to disclose, or cause to be disclosed, to any Qualified Equity Purchaser, prior to the delivery of the commitment referred to in clause (c) of the last sentence of the definition of "Qualified Event" the Company's exercise or intent to exercise its rights under Section 2.4(b).

2.5      Issuance of Preemptive Notice.

         The Company, the Initial Purchaser and the Qualified Equity Purchasers, if any, shall comply, to the extent required, with the preemptive rights provisions set forth in Section 3.1 of the Stockholders' Agreement and, in connection therewith, the Company shall deliver one or more Preemptive Notices to each of its stockholders (each, an "Other Stockholder"). Each Other Stockholder who exercises its respective preemptive rights in accordance with the terms of the Stockholders' Agreement and executes an Additional Purchaser Joinder Agreement shall be designated an "Additional Purchaser" for all purposes hereunder.

2.6 Transfer of Purchased Securities and Assignment of Commitments at the Second Closing.

                  (a) At the Second Closing, if any, each Additional Purchaser shall purchase from the Initial Purchaser, and the Initial Purchaser shall sell to each Additional Purchaser, an aggregate number of Purchased Securities such that following the Second Closing such Additional Purchaser shall own (i) the number of Preferred Shares set forth in such Additional Purchaser's Joinder Agreement and (ii) Warrants to purchase a number of shares of Common Stock equal to the product of (x) the number of Preferred Shares referred to in Section 2.6(a)(i) above and (y) the Warrant Factor as in effect immediately prior to the Second Closing.

                  (b) At the Second Closing, if any, each Additional Purchaser shall assume from the Initial Purchaser, and the Initial Purchaser shall assign to each Additional Purchaser, a portion of the commitment of the Initial Purchaser to purchase Mandatory Securities such that following such assumption and assignment, each Additional Purchaser, severally and not jointly, shall be obligated to the Company and the Initial Purchaser to purchase up to its Commitment Percentage of the unissued Maximum Mandatory Securities.

                  (c) If a Qualified Event occurs then the provisions of this Agreement shall be applied or modified as reasonably agreed among the parties hereto in order to provide the Initial Purchaser and each Additional Purchaser with their preemptive right (i) to purchase a number of Purchased Securities and (ii) to assume a portion of the obligations to purchase Mandatory Securities, Advance Purchase Securities and participation interests, in each case in accordance with the terms of the Stockholders' Agreement.

2.7      Issuance of Mandatory Securities; Purchase of Participation Interests.

                  (a) Subject to the further provisions of this Section 2.7, if a Trigger Event exists with respect to any fiscal quarter of the Company ending on or before December 31, 2004, the Company shall as soon as practicable following knowledge of such Trigger Event, but in no event later than five Business Days prior to the applicable Funding Day, notify each Purchaser of the Compliance Amount and the Funding Day Amount, if any, and the number of Purchased Securities required to be issued by the Company and purchased by the Purchasers on the applicable Funding Day; provided that no failure or delay by the Company to provide such notice to any Purchaser shall discharge such Purchaser's obligations under this Agreement. On each Funding Day on which Mandatory Securities are required to be issued and purchased, the Company shall issue to each Purchaser, and each Purchaser shall purchase from the Company, such Purchaser's Commitment Percentage of (i) a number of Preferred Shares equal to the quotient obtained by dividing (w) the Funding Day Amount by (x) 1,000 and
(ii) Warrants to purchase a number of shares of Common Stock equal to the product of (y) the number of Preferred Shares referred to in Section 2.7(a)(i) above and (z) the Warrant Factor as in effect at such time.

                  (b) At any time on or following June 26, 2003, upon no less than five Business Days' prior written notice (the "Advance Purchase Notice") to the Purchasers, the Company may from time to time require the Purchasers to purchase from the Company, Purchased Securities (the "Advance Purchase Securities") in advance of any Funding Day if the Company reasonably determines (and the issuance of any Advance Purchase Notice shall be deemed to be a certification that the Company has made the determination) that (i) a Trigger Event has occurred with respect to the most recently ended fiscal quarter or (ii) a Trigger Event is likely to occur with respect to the current fiscal quarter. On the date set forth in the Advance Purchase Notice (an "Advance Purchase Date"), the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company, such Purchaser's Commitment Percentage of (i) a number of Preferred Shares equal to the quotient obtained by dividing (w) the anticipated

Funding Day Amount reasonably calculated by the Company to exist on the last day of the fiscal quarter nearest to the next Funding Day by (x) 1,000 and (ii) Warrants to purchase a number of shares of Common Stock equal to the product of
(y) the number of Preferred Shares referred to in clause (i) above and (z) the Warrant Factor as in effect at such time.

                  (c) If at any time, and from time to time, the Initial Purchaser is required to purchase a Participation Interest pursuant to the terms of the JPMP (BHCA) Commitment Agreement, each Purchaser shall purchase its respective Commitment Percentage of such Participation Interest in accordance with the terms of the JPMP (BHCA) Commitment Agreement as if such Purchaser were deemed to be "the Purchaser" thereunder and, following the purchase of such Participation Interest by such Purchaser, the obligation of such Purchaser to purchase Purchased Securities with respect to a particular Funding Day or Advance Purchase Date, as applicable, shall be deemed to be satisfied in full.

                  (d) Except as otherwise specified in Section 3.3, at no time shall any Purchaser be required to purchase any Mandatory Securities or Participation Interests for an aggregate purchase price in excess of such Purchaser's Commitment Percentage of the Maximum Mandatory Amount.

                  (e) The obligation of each Purchaser to purchase Mandatory Securities and Participation Interests hereunder shall expire on the Expiration Date.

2.8      Issuance of Purchased Securities.

         All Purchased Securities issued at each Closing, and all Warrant Shares when issued, shall be validly issued, fully paid and non-assessable and shall be issued free and clear of any Liens whatsoever and with no restrictions (in each case other than pursuant to the Documents) on the voting rights thereof or any other incidents of record and beneficial ownership pertaining thereto.

2.9      Purchase Price.

                  (a) As payment for the Purchased Securities to be purchased by each Purchaser at each Closing (other than the Second Closing or Qualified Event Closing, if any), such Purchaser shall pay to the Company (i) a price per Preferred Share to be purchased equal to $834.747 and (ii) a price for each share of Common Stock issuable upon exercise of the Warrants to be purchased equal to the quotient obtained by dividing (x) $165.253 by (y) the Warrant Factor as in effect at such time.

                  (b) All consideration payable pursuant to Section 2.9(a) shall be paid in cash by wire transfer of immediately available funds to an account (the "Designated Account") designated by the Administrative Agent. The Company acknowledges that payment of the foregoing consideration to the Designated Account in accordance with the terms hereof shall satisfy the obligations of such Purchaser to make payment of the purchase price with respect to such Purchased Securities.

                  (c) As payment for each Purchased Security to be purchased by each Qualified Equity Purchaser from the Initial Purchaser pursuant to Section 2.4, such Qualified Equity Purchaser shall pay to the Initial Purchaser (i) with respect to each Preferred Share, if any, an amount equal to the price per Preferred Share paid to the Company by the Initial Purchaser plus all accrued and unpaid dividends thereon and (ii) with respect to each portion of a Warrant an amount equal to a pro rata portion of the price paid to the Company by the Initial Purchaser for such Warrant. All consideration payable pursuant to this Section 2.9(c) shall be paid in cash by wire transfer of immediately available funds to an account designated by the Initial Purchaser.

                  (d) As payment for each Purchased Security to be purchased by each Additional Purchaser from the Initial Purchaser pursuant to
Section 2.6(a), such Additional Purchaser shall pay to the Initial Purchaser (i) with respect to each Preferred Share, an amount equal to the price per Preferred Share paid to the Company by the Initial Purchaser plus all accrued and unpaid dividends thereon and (ii) with respect to each portion of a Warrant an amount equal to a pro rata portion of the price paid to the Company by the Initial Purchaser for such Warrant. All consideration payable pursuant to this Section 2.9(d) shall be paid in cash by wire transfer of immediately available funds to an account designated by the Initial Purchaser.

2.10     Allocation of Purchase Price.

         The Purchasers and the Company hereby acknowledge and agree that the Preferred Shares issued at each Closing (other than the Second Closing or Qualified Event Closing, if any) are part of an "investment unit" under principles of Section 1273(c)(2) of the Code, which includes the Warrants issued on such date. Notwithstanding anything to the contrary contained herein, the Purchasers and the Company hereby further acknowledge and agree that for United States federal income tax purposes the "issue price" of each Purchased Security under principles of Section 1273(b) of the Code (and for purposes of comparable state and local income tax laws) shall equal the respective purchase prices set forth in Section 2.9(a) or such other amount as the Requisite Purchasers and the Company shall agree to from time to time. The Purchasers and the Company agree to use the foregoing issue prices for all income tax purposes with respect to this transaction.

2.11     Use of Proceeds.

         All of the proceeds from the sale of the Purchased Securities deposited in the Designated Account shall be used by the Company to prepay Loans or cash collateralize Letters of Credit pursuant to Section 2.11(b) of the Credit Agreement; provided that the portion of such proceeds that the Company notifies the Administrative Agent would not, pursuant to the definition of the term Net Proceeds, be required to be applied as aforesaid may be transferred by the Administrative Agent to the Company in which case such proceeds shall be used for the general corporate purposes of the Company and its subsidiaries.

                                   ARTICLE III

                                    CLOSINGS

3.1      Closings.

                  (a) The closing (the "Initial Closing") of the sale and issuance of the Purchased Securities pursuant to Section 2.3(a) shall, subject to the satisfaction or waiver of the applicable conditions set forth in Section 6.1(a), take place on the date hereof.

                  (b) The closing (the "Qualified Event Closing"), if any, of the sale of the Purchased Securities pursuant to Section 2.4 shall take place on or before June 25, 2003.

                  (c) The closing (the "Second Closing"), if any, of the sale of the Purchased Securities pursuant to Section 2.6 shall take place on or before the date required by Article III of the Stockholders' Agreement.

                  (d) Each closing (each, a "Drawdown Closing") of (i) the sale of Mandatory Securities which occurs from time to time shall take place on such date as may be agreed to by the Company and the Requisite Purchasers (but in no event later than the applicable Funding Day) and (ii) the sale of Advance Purchase Securities which occurs from time to time shall take place on the respective Advance Purchase Date.

                  (e) Each Closing shall take place at the offices of O'Melveny & Myers LLP at 30 Rockefeller Plaza, New York, New York 10112, or such other place agreed to by the Company and the Requisite Purchasers.

3.2      Closing Deliverables.

                  (a) On the date of the Initial Closing, (i) the Company shall deliver to the Initial Purchaser (1) one or more stock certificates registered in the name of the Initial Purchaser, representing, in the aggregate, the number of Preferred Shares purchased by the Initial Purchaser and (2) warrant certificates registered in the name of the Initial Purchaser, representing, in the aggregate, the Warrants purchased by the Initial Purchaser and (ii) the Initial Purchaser shall deliver to the Company the purchase price (calculated and payable in accordance with Section 2.9) for the Purchased Securities being purchased by the Initial Purchaser.

                  (b)      On the date of the Qualified Event Closing, if any,

                           (i) the Initial Purchaser shall deliver to the Company the stock certificates and warrant certificates issued to it pursuant to Sections 3.2(a) and/or 3.2(d), as applicable, endorsed to transfer the portion of the Purchased Securities to be purchased by the Qualified Equity Purchasers, if any, from the Initial Purchaser pursuant to Section 2.4(a);

                           (ii) the Company shall deliver to each Qualified Equity Purchaser one or more stock certificates and warrant certificates registered in the name of such Qualified Equity Purchaser, representing, in the aggregate, the Purchased Securities purchased by such Qualified Equity Purchaser, if any, from the Initial Purchaser;

                           (iii) each Qualified Equity Purchaser shall deliver to the Initial Purchaser the purchase price (calculated and payable in accordance with Section 2.9(c)) for the Purchased Securities, if any, being purchased by such Qualified Equity Purchaser from the Initial Purchaser;

                           (iv) the Company shall deliver to the Initial Purchaser one or more stock certificates and warrant certificates registered in the name of such Purchaser, representing the Purchased Securities, if any, held by the Initial Purchaser after giving effect to the transactions contemplated by the Qualified Event Closing; and

                           (v) each Qualified Equity Purchaser who is not a signatory to the Stockholders' Agreement at such time shall execute a joinder to the Stockholders' Agreement in accordance with the terms thereof.

                  (c)      On the date of the Second Closing,

                           (i) the Initial Purchaser shall deliver to the Company the stock certificates and warrant certificates issued to it pursuant to Sections 3.2(a) and/or 3.2(d), as applicable, (after giving effect to Section 3.2(b)) endorsed to transfer the portion of the Purchased Securities to be purchased by the Additional Purchasers from the Initial Purchaser pursuant to Section 2.6(a);

                           (ii) the Company shall deliver to each Additional Purchaser one or more stock certificates and warrant certificates registered in the name of such Additional Purchaser, representing, in the aggregate, the Purchased Securities purchased by such Additional Purchaser from the Initial Purchaser;

                           (iii) each Additional Purchaser shall deliver to the Initial Purchaser the purchase price (calculated and payable in accordance with Section 2.9(d)) for the Purchased Securities being purchased by such Additional Purchaser from the Initial Purchaser; and

                           (iv) the Company shall deliver to the Initial Purchaser one or more stock certificates and warrant certificates registered in the name of such Purchaser, representing the Purchased Securities held by the Initial Purchaser after giving effect to the transactions contemplated by the Second Closing and Section 3.2(b), as applicable.

                  (d) On the date of each Drawdown Closing, (i) the Company shall deliver to each Purchaser stock and warrant certificates registered in the name of such Purchaser, representing, in the aggregate, the Mandatory Securities purchased by such

Purchaser in connection with such Drawdown Closing and (ii) each Purchaser shall deliver to the Company the purchase price (calculated and payable in accordance with Section 2.9(a)) for the Mandatory Securities being purchased by such Purchaser.

3.3      Additional Initial Purchaser Commitment.

                  (a) Upon the failure of any Purchaser (a "Defaulting Purchaser") to purchase its respective Commitment Percentage of Mandatory Securities in accordance with the terms hereof, the Initial Purchaser shall purchase from the Company, and the Company shall issue to the Initial Purchaser, the number of Mandatory Securities ("Defaulted Securities") required to be purchased by such Defaulting Purchaser which have not been purchased by such Defaulting Purchaser; provided, however, that for the purposes of determining the number of Warrants to be issued as Defaulted Securities the Warrant Factor shall equal 4.3962. The issuance and sale of such Purchased Securities shall be effected in accordance with Section 2.9 and, other than with respect to the timing of the Closing, Section 3.2(d). The Company shall provide the Initial Purchaser with two Business Days' notice prior to any requirement by the Initial Purchaser to purchase Defaulted Securities. The Company and the Initial Purchaser shall provide each Additional Stockholder with their preemptive right to purchase Defaulted Securities in accordance with the terms of the Stockholders' Agreement.

                  (b) Each Defaulting Purchaser shall be liable to the Initial Purchaser for the full amount paid to the Company by the Initial Purchaser for the Defaulted Securities of such Defaulting Purchaser and the Initial Purchaser shall have the right to pursue all remedies available to the Initial Purchaser in equity and at law against such Defaulting Purchaser.

                  (c) Notwithstanding anything to the contrary contained herein, to the extent that the Initial Purchaser purchases any "Equity Units" or "Participation Interests" (each as defined in the JPMP (BHCA) Commitment Agreement) pursuant to the terms of the JPMP (BHCA) Commitment Agreement, the Initial Purchaser's obligation to purchase Purchased Securities or Participation Interests shall be satisfied. Furthermore, at no time shall the Initial Purchaser have any obligation to purchase any Securities or participation interests after the Initial Closing, pursuant to this Agreement or the JPMP
(BHCA) Commitment Agreement if such purchase would cause the aggregate purchase price payable for all such Securities and participation interests (under both of the foregoing agreements in the aggregate) to exceed the Purchaser Maximum Amount (as defined in the JPMP (BHCA) Commitment Agreement).

                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES ABOUT THE COMPANY

                  The Company represents and warrants to the Purchasers on and as of the Initial Closing that:

4.1      Private Sale.

         Assuming (a) that the Purchased Securities are issued, sold and delivered under the circumstances contemplated by this Agreement and (b) the accuracy of the representations and warranties of the Purchasers contained in
Article V and their compliance with the agreements set forth herein, it is not necessary, in connection with the issuance and sale of the Purchased Securities to the Purchasers to register such Securities under the Securities Act.

4.2      Organization Etc.

         The Company and each of its subsidiaries have been duly incorporated or formed and are validly existing as corporations or limited liability companies in good standing under the laws of their respective jurisdictions of incorporation or formation, are duly qualified to do business and are in good standing as foreign corporations or limited liability companies in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

4.3      Capitalization.

                  (a) The authorized capital stock of the Company immediately prior to the Closing consists of:

                           (i) 10,000,000 duly authorized shares of Common Stock, of which (A) 576,878 (13,280 of such shares are restricted shares and are also included in the total shares referred to in Section 4.3(a)(i)(D)) shares are duly and validly issued and outstanding, fully paid and nonassessable, with no personal liability attached to the ownership thereof, all of which are held of record by the Persons and in the amounts set forth on Schedule 4.3(a)(i), (B) no shares are held by the Company as treasury shares, (C) 8,902 shares are duly and validly reserved for issuance pursuant to outstanding options issued to Jack E. Knott pursuant to the Company's 1998 Stock Option Plan, (D) 60,022 shares are duly and validly reserved for issuance pursuant to outstanding options or as restricted shares issued to employees of the Company pursuant to the Company's 2000 Stock Incentive Plan, (E) 74,245 shares are duly and validly reserved for issuance pursuant to warrants issued on or before the date hereof pursuant to the terms of the Warrant Agreement and (F) 18,532 shares are duly and validly reserved for issuance pursuant to the Note Warrants.

                           (ii) 200,000 duly authorized shares of preferred stock, 167,000 of which are designated Series A Preferred Stock and 130,973 of which are duly and validly issued and outstanding, fully paid and nonassessable, with no personal liability attached to the ownership thereof, all of which are held of record by the Persons and in the amounts set forth on
         Schedule 4.3(a)(ii), free and clear of all Liens, other than Liens held by Persons claiming by, through or under the Persons set forth on
         Schedule 4.3(a)(ii), Liens imposed by the Documents and restrictions under federal or state securities laws.

                  In connection with this Agreement, the Company will issue up to 35,000 shares of Series A Preferred Stock and Warrants to purchase up to 153,867 shares of Common Stock.

                  (b) All Warrant Shares, if and when issued in accordance with the Warrants, will be duly and validly issued and outstanding, fully paid and nonassessable, with no personal liability attached to the ownership thereof.

                  (c) Other than the Warrants, the Note Warrants, options to purchase 8,902 shares of Common Stock issued to Jack E. Knott pursuant to the Company's 1998 Stock Option Plan, and 60,022 options and restricted shares issued to employees of the Company pursuant to the Company's 2000 Stock Incentive Plan, there are no outstanding warrants, options, agreements, convertible securities and other commitments pursuant to which the Company is or may become obligated to issue, sell or otherwise transfer any equity Securities of the Company.

                  (d) Except as contemplated by the Stockholders' Agreement, there are no preemptive rights, rights of first refusal or other similar rights to purchase or otherwise acquire shares of capital stock or other equity Securities of the Company pursuant to any applicable law, any Fundamental Document of the Company or any agreement to which the Company is a party or may be bound.

                  (e) Except as contemplated by the Documents and the Fundamental Documents of the Company, there is no Lien (including any right of first refusal, right of first offer, proxy, voting trust or voting agreement) with respect to the sale or voting of any equity Securities of the Company (whether outstanding or issuable upon the conversion, exchange or exercise of outstanding Securities) under any agreement to which the Company is a party or may be bound.

                  (f) Other than as required by the Charter, the Stockholders' Agreement or as set forth on Schedule 4.3(f), there are no obligations to redeem, repurchase or otherwise acquire shares of capital stock or other equity Securities of the Company pursuant to any applicable law, any Fundamental Documents of the Company or any agreement to which the Company is a party or may be bound.

                  (g) Except as contemplated by the Registration Rights Agreement, no Person has any right to cause the Company to effect the registration under the Securities Act of any shares of Common Stock or any other equity Securities of the Company.

4.4      Authorization, Etc.

         The Company and each of its subsidiaries has full corporate right, power and authority to execute and deliver this Agreement and the other Documents to which it is a party and to perform their respective obligations hereunder and thereunder; and all requisite action required to be taken for the due and proper authorization, execution and delivery of each of the Documents to which the Company or any of its subsidiaries is a party and the consummation of the transactions contemplated thereby have been duly and validly taken.

4.5      Execution; Enforceability.

         This Agreement and each of the other Documents has been duly executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be subject to (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and (b) general equitable principles (whether considered in a proceeding in equity or at law).

4.6      No Conflict; Consents.

         The execution, delivery and performance by the Company and each of its subsidiaries of each of the Documents to which such entity is a party and the consummation of the transactions contemplated by the Documents do not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any of its subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflict, breach or violation which would not, singularly or in the aggregate, have a Material Adverse Effect, (b) result in any violation of the provisions of the Fundamental Documents of the Company or any of its subsidiaries or (c) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (assuming compliance by the Purchasers with their representations, warranties and agreements set forth in Article V hereof), except for such conflict, breach or violation which would not, singularly or in the aggregate, have a Material Adverse Effect; and (d) (assuming compliance by the Purchasers with their representations, warranties and agreements set forth in Article V hereof) no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Company and each of its subsidiaries of each of the Documents to which each is a party and the consummation of the transactions contemplated by the Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which shall have been obtained or made on or prior to the date of the Initial Closing, (ii) as may be required under state or foreign securities and blue sky laws and the rules and regulations of the National Association of Securities Dealers, Inc. or (iii) which the failure to obtain the same could not reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect.

4.7      SEC Documents and Financial Reports, Etc.

         The Company has timely filed with the Commission all forms, reports, schedules, statements and other documents required to be filed by it since May 31, 2000 under the Exchange Act or the Securities Act (such documents, as supplemented and amended since the time of filing, collectively, the "SEC Documents"). The SEC Documents, including, without limitation, any financial statements or schedules included therein, at the time filed (and, in the case of registration statements, on the dates of effectiveness) (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be. The financial statements of the Company included in the SEC Documents at the time filed (and, in the case of registration statements, on the dates of effectiveness) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission), and fairly present (subject in the case of unaudited statements to normal, recurring audit adjustments) the combined financial position of the Company, as of the dates thereof and the combined results of operations and cash flows for the periods then ended.

4.8      Litigation.

         Except as set forth in Schedule 4.8 hereto, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, (a) singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect or (b) question the validity or enforceability of any of the Documents or any action taken or to be taken by the Company pursuant thereto; and to the best knowledge of the Company and each of its subsidiaries, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

4.9      Adverse Actions.

         To the best knowledge of the Company and each of its subsidiaries, (a) no action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Purchased Securities or suspends the sale of the Purchased Securities in any jurisdiction; and (b) no injunction, restraining order or order of any nature by any federal, state or foreign court of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Purchased Securities in any jurisdiction; no action, suit or proceeding is pending against or, to the best knowledge of the Company and each of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Purchased Securities or in any manner draw into question the validity or enforceability of any of the Documents or any action taken or to be taken pursuant thereto.

4.10     No Violation of Charters, Etc.

         Neither the Company nor any of its subsidiaries, is (a) in violation of its Fundamental Documents, (b) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (c) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except in the case of clauses (b) and (c) for any such default or violation which would not, singularly or in the aggregate, have a Material Adverse Effect.

4.11     Permits.

         The Company and each of its subsidiaries possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses, except where the failure to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received notification of any revocation or modification of any such license, certificate, authorization or permit or has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course.

4.12     Taxes.

         The Company and each of its subsidiaries has timely filed or caused to be filed all federal, state, local and foreign income and franchise tax returns and reports required to have been filed and has paid or caused to be paid all taxes required to have been paid by it, except (a) any taxes that are being contested in good faith by appropriate proceedings and for which the Company or such subsidiary, as applicable, has set aside on its books adequate reserves or
(b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

4.13     Investment Company; Holding Company.

         Neither the Company nor any of its subsidiaries is (a) an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder or (b) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

4.14     Accounting Controls.

         The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management's general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.15     Insurance.

         The Company and each of its subsidiaries maintains insurance covering their respective properties, operations, personnel and businesses against loss or damage of the kinds customarily insured against by entities engaged in the same or similar businesses as the Company and its subsidiaries, and such insurance is of such type and in such amounts in accordance with customary industry practice.

4.16     Intellectual Property.

         The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not conflict with, and the Company and its subsidiaries have not received any notice of any claim of conflict with, any such rights of others, except for such conflicts which would not, singularly or in the aggregate, have a Material Adverse Effect.

4.17     Title to Assets Etc.

         The Company and each of its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property which are material to the business of the Company and its subsidiaries taken as a whole, in each case free and clear of all Liens, claims and defects and imperfections of title except (a) for Liens permitted under the Credit Agreement and (b) such as (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected to have a Material Adverse Effect.

4.18     Labor Matters.

         No labor disturbance by or dispute with any represented group of employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company and its subsidiaries, is contemplated or threatened, which could reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect.

4.19     ERISA Matters.

         No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Code) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Company or any of its subsidiaries which could reasonably be expected to have a Material Adverse Effect; each such employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company and each of its subsidiaries have not incurred and do not expect to incur material liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which the Company or any of its subsidiaries would have any liability; and each such pension plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

4.20     Environmental Matters.

         There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to or caused by the Company or any of its subsidiaries (or, to the best knowledge of the Company and its subsidiaries, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability that could not reasonably be expected to have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its subsidiaries has knowledge, except for any such disposal, discharge, emission or other release of any kind which could not reasonably be expected to have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

4.21     Illegal Payments.

         Neither the Company nor, to the best knowledge of the Company and each of its subsidiaries, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (d) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

4.22     Solvency.

         On and immediately after the Initial Closing, the Company will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date (a) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the probable liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (b) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (c) the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and (d) the Company is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

4.23     Brokers.

         Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Purchasers for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Preferred Shares and the Warrants.

4.24     Absence of Changes.

         Since December 31, 2001, except as set forth on Schedule 4.24, (a) there has been no material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Company or any of its subsidiaries, whether or not arising in the ordinary course of business, (b) none of the Company or any of its subsidiaries has incurred any material liability or obligation, direct or contingent, other than in the ordinary course of business, (c) none of the Company or any of its subsidiaries has entered into any material transaction other than in the ordinary course of business and (d) there has not been any material change in the long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                                    ARTICLE V

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

                  Each Purchaser represents and warrants severally, and not jointly as to any other Purchaser, on and as of the Initial Closing (or in the case of (a) any Qualified Equity Purchaser, on and as of the Qualified Event Closing and (b) any Additional Purchaser, on and as of the Second Closing) as follows:

5.1      Organization Etc.

         Each Purchaser who is not an individual has been duly formed and is validly existing and is in good standing under the laws of its jurisdiction of formation or organization, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all organizational power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except in each case where the failure to so qualify or have such power or authority could not reasonably be expected to adversely affect the ability of such Purchaser to perform its material obligations under this Agreement.

5.2      Authorization of the Documents.

         Each Purchaser who is not an individual has all requisite organizational power and authority to execute, deliver and perform the Documents to which it is a party and the transactions contemplated thereby, and the execution, delivery and performance by such Purchaser of the Documents to which it is a party have been duly authorized by all requisite action by such Purchaser. This Agreement has been duly executed and delivered by such Purchaser and this Agreement constitutes and, when executed and delivered by such Purchaser (assuming the due authorization, execution and delivery by the other parties thereto) each other Document to which such Purchaser is a party will constitute, a valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws and subject to general principles of equity.

5.3      No Conflict; Consents.

         The execution, delivery and performance by such Purchaser of each of the Documents to which such Purchaser is a party and the consummation of the transactions contemplated by such Documents will not (a) result in any violation of the provisions of the Fundamental Documents of such Purchaser, as applicable; (b) except as could not reasonably be expected to adversely affect the ability of such Purchaser to perform its material obligations under the Documents to which such Purchaser is a party (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien upon any property or assets of such Purchaser pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which such Purchaser is a party or by which such Purchaser is bound or to which any of the property or assets of such Purchaser is subject or (ii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over such Purchaser; or (c) require the consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by such Purchaser of the Documents to which such Purchaser is a party and the consummation of the transactions contemplated by hereby, except for such consents, approvals, authorizations, orders, filings, registrations or qualifications (i) which shall have been obtained or made on or prior to the date hereof, (ii) as may be required under state or foreign securities and blue sky laws and the rules and regulations of the National Association of Securities Dealers, Inc. or (iii) which the failure to obtain the same could not reasonably be expected to adversely affect the ability of such Purchaser to perform its material obligations under the Documents to which such Purchaser is a party.

5.4      Litigation.

         There are no legal or governmental proceedings pending to which such Purchaser is a party or of which any of its property or assets is the subject which question the validity or enforceability of this Agreement or any action taken or to be taken by such Purchaser pursuant hereto; and to the knowledge of any such Purchaser, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

5.5      Investment Representations.

         Solely for establishing that the sale or issuance of the Purchased Securities to such Purchaser is exempt from the registration requirements of the Securities Act and comparable provisions of state blue-sky laws and not in any way to mitigate the responsibility or liability of the Company for any breach of the representations and warranties made by it in this Agreement, on which such Purchaser is relying in full in connection with its decision to invest in the
Company:

                  (a) Such Purchaser is acquiring the Purchased Securities for its own account, for investment and not with a view to the distribution thereof in violation of the Securities Act or applicable state securities laws;

                  (b) Such Purchaser (i) understands that (A) the Purchased Securities have not been registered under the Securities Act or applicable state securities laws by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act and applicable state securities laws and (B) the Purchased Securities and the Warrant Shares must be held by such Purchaser indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from such registration and (ii) has had the opportunity to ask questions of, and receive answers from, the Company and its management relating to the business and financial condition of the Business;

                  (c) Such Purchaser further understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to such Purchaser) promulgated under the Securities Act depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales of Purchased Securities and Warrant Shares in limited amounts;

                  (d) Such Purchaser has not employed any broker or finder in connection with the transactions contemplated by this Agreement; and

                  (e) Such Purchaser is an "accredited investor" (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act). Such Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of this investment. Such Purchaser's representations in this subsection shall in no way limit the enforceability of any representations made by the Company in any of the Documents to which it is a party.

5.6      Reliance on Representations of the Additional Purchasers.

                  Each Qualified Equity Purchaser, if any, and Additional Purchaser hereby acknowledges and agrees that the Initial Purchaser shall be entitled to rely on the foregoing representations of such Qualified Equity Purchaser and such Additional Purchaser, as applicable, for the purposes of (a) the transactions contemplated by the Qualified Event Closing and the Second Closing, as applicable, and (b) the obligations of the Initial Purchaser pursuant to Section 3.3(a).

                                   ARTICLE VI

                              CONDITIONS TO CLOSING

6.1      Conditions to Purchasers' Obligations.

                  (a) The obligation of the Initial Purchaser to purchase and pay for the Purchased Securities to be purchased hereunder at the Initial Closing is subject to the satisfaction of the following conditions precedent (unless waived by the Initial Purchaser):

                           (i) The Company shall have filed the Charter Amendment with, and such filing shall have been accepted by, the Utah Department of Commerce, Division of Corporations and Commercial Code and the Initial Purchaser shall have received reasonably satisfactory evidence of such filing;

                           (ii) The Company shall have duly issued and delivered to the Initial Purchaser the certificates for the Preferred Shares and the Warrants pursuant to Section 3.2(a);

                           (iii) The Company shall have performed its obligations under, and shall have complied with, all the covenants and agreements set forth in this Agreement and the other Documents and all representations and warranties contained in Article IV shall be true and correct as of the date of the Initial Closing and the Initial Purchaser shall have received a certificate to that effect signed by an officer of the Company;

                           (iv) The Initial Purchaser shall have received an opinion from Stoel Rives LLP (counsel to the Company) in a form reasonably acceptable to the Initial Purchaser;

                           (v) The Initial Purchaser shall have received a certificate from the Secretary or an Assistant Secretary of the Company, dated as of the date of the Initial Closing, certifying (i) that true and complete copies of the Fundamental Documents of the Company as in effect on such date are attached thereto, (ii) as to the incumbency and genuineness of the signatures of each Person executing this Agreement and the other Documents on behalf of the Company and
         (iii) the genuineness of the resolutions (attached thereto) of the board of directors or similar governing body of the Company authorizing the execution, delivery and performance of this Agreement and the other Documents to which the Company is a party and the consummation of the transactions contemplated hereby and thereby;

                           (vi) Each of the Documents shall be in full force and effect and no material term or condition thereof shall have been amended, waived or otherwise modified without the prior written consent of the Initial Purchaser;

                           (vii) The issuance and sale of the Purchased Securities to the Initial Purchaser shall have been consummated simultaneously with the Initial Closing; and

                           (viii) Each Purchaser shall be satisfied that the conditions to effectiveness set forth in the Credit Agreement Amendment will be satisfied at the Initial Closing after giving effect to the transactions contemplated by Section 2.3(a).

                  (b) The obligation of each Purchaser to purchase and pay for Mandatory Securities to be purchased hereunder at each Drawdown Closing occurring prior to the Expiration Date is subject to (i) the occurrence of a Trigger Event with respect to the fiscal quarter ending immediately prior to the date of such Drawdown Closing or (ii) receipt of an Advance Purchase Notice.

6.2      Conditions to the Company's Obligations.

                  (a) The obligation of the Company to issue the Purchased Securities to the Purchasers at the Initial Closing is subject to payment by such Purchaser of the consideration set forth in Section 2.9 in accordance with the terms thereof.

                  (b) The Initial Purchaser shall have performed its obligations under, and shall have complied with, all the covenants and agreements set forth in this Agreement and all representations and warranties contained in Article V shall be true and correct as of the date of the Initial Closing.

                  (c) Each of the Documents shall be in full force and effect and no material term or condition thereof shall have been amended, waived or otherwise modified without the prior written consent of the Company.

                                   ARTICLE VII

                             TRANSFER OF SECURITIES

7.1      Restriction on Transfer.

         The Restricted Securities shall not be transferable except upon the conditions specified in this Article VII, which conditions are intended to insure compliance with the provisions of the Securities Act in respect of the transfer thereof.

7.2      Restrictive Legends.

                  (a) Each certificate evidencing shares of Series A Preferred Stock which are Restricted Securities and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Section 7.3 hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

              ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF MARCH 25, 2003, AMONG THE ISSUER HEREOF AND CERTAIN OTHER SIGNATORIES THERETO. THE TERMS

              OF SUCH SECURITIES PURCHASE AGREEMENT INCLUDE, AMONG OTHER THINGS, RESTRICTIONS ON TRANSFER. A COPY OF THE SECURITIES PURCHASE AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER HEREOF TO THE HOLDER OF RECORD OF THIS CERTIFICATE UPON WRITTEN REQUEST.

              THE CORPORATION IS AUTHORIZED TO ISSUE DIFFERENT CLASSES OF SHARES. IN ACCORDANCE WITH SECTION 16-10a-625 OF THE UTAH REVISED BUSINESS CORPORATION ACT, UPON WRITTEN REQUEST BY THE SHAREHOLDER, THE CORPORATION WILL FURNISH, WITHOUT CHARGE, A SUMMARY OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS APPLICABLE TO EACH CLASS OF SHARES."

                  (b) Each certificate evidencing Warrants which are Restricted Securities and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Section 7.3 hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

              ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF MARCH 25, 2003 AND A STOCKHOLDERS' AGREEMENT DATED AS OF MAY 31, 2000, AMONG THE ISSUER HEREOF AND CERTAIN OTHER SIGNATORIES THERETO, AS AMENDED, MODIFIED OR OTHERWISE RESTATED FROM TIME TO TIME. THE TERMS OF SUCH SECURITIES PURCHASE AGREEMENT AND STOCKHOLDERS' AGREEMENT INCLUDE, AMONG OTHER THINGS, RESTRICTIONS ON TRANSFER. A COPY OF THE SECURITIES PURCHASE AGREEMENT AND STOCKHOLDERS' AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER HEREOF TO THE

              HOLDER OF RECORD OF THIS CERTIFICATE UPON WRITTEN REQUEST.

              THE CORPORATION IS AUTHORIZED TO ISSUE DIFFERENT CLASSES OF SHARES. IN ACCORDANCE WITH SECTION 16-10a-625 OF THE UTAH REVISED BUSINESS CORPORATION ACT, UPON WRITTEN REQUEST BY THE SHAREHOLDER, THE CORPORATION WILL FURNISH, WITHOUT CHARGE, A SUMMARY OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS APPLICABLE TO EACH CLASS OF SHARES."

7.3      Notice of Transfer.

                  (a) The holder of any Restricted Securities, by acceptance thereof agrees, prior to any transfer of any Restricted Securities, to give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with the provisions of this Section
7.3. Each such notice shall describe the manner and circumstances of the proposed transfer and shall be accompanied, if reasonably requested by the Company, by the written opinion, addressed to the Company, of counsel for the holder of Restricted Securities, as to whether in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the Company and which counsel may be the in-house counsel of such holder) such proposed transfer involves a transaction requiring registration of such Restricted Securities under the Securities Act; provided, however, that (i) in the case of a holder of Restricted Securities which is a partnership or a limited liability company, no such opinion of counsel shall be necessary for a transfer by such holder of Restricted Securities to a partner or member of such holder of Restricted Securities, or a retired partner or member of such holder who retires after the date hereof, or the estate of any such partner or member or retired partner or member, if in each case the transferee agrees in writing to be subject to the terms of this Article VII to the same extent as if such transferee were originally a signatory to this Agreement, (ii) in the case of a holder of Restricted Securities which is a corporation, partnership or a limited liability company, no such opinion of counsel shall be necessary for a transfer by such holder of Restricted Securities to an Affiliate, officer, director, member or manager of such entity if in each case the transferee agrees in writing to be subject to the terms of this Article VII to the same extent as if such transferee were originally a signatory to this Agreement and (iii) no such opinion shall be required in connection with a transfer pursuant to Rule 144 (as amended from time to time) promulgated under the Securities Act (or successor rule thereto), provided, that the Company, shall be provided with customary written representations relating to such transaction.

                  (b) If in the opinion of such counsel (if such opinion is required hereunder) the proposed transfer of Restricted Securities may be effected without registration under the Securities Act, the holder of Restricted Securities shall thereupon be entitled to transfer Restricted Securities in accordance with the terms of the notice delivered by it to the Company.

                  (c) Each certificate or other instrument evidencing the securities issued upon the transfer of any Restricted Securities (and each certificate or other instrument evidencing any untransferred balance of such securities) shall bear the legends set forth in Section 7.2 hereof unless (i) in the opinion of such counsel registration of future transfer is not required by the applicable provisions of the Securities Act or (ii) the Company shall have waived the requirement of such legends; provided, however, that such legend shall not be required on any certificate or other instrument evidencing the securities issued upon such transfer in the event such transfer shall be made in compliance with the requirements of Rule 144 (as amended from time to time) promulgated under the Securities Act (or successor rule thereto).

7.4      Transfer Pursuant to Rule 144.

         The Company agrees to make publicly available the current information with respect to the Company that is required by Rule 144(c) under the Securities Act and otherwise to take any other action or to execute any certificates necessary to permit a transfer by any holder of Restricted Securities to qualify for the exemption set forth in Rule 144. Without limiting the foregoing, if such information is not publicly available, then, upon a holder's request, the Company will provide such information to such holder or any prospective purchaser designated by such holder.

7.5      Minimum Transfer

         If the provisions of this Article VII have been complied with, any Purchaser may transfer Series A Preferred Stock subject to a minimum transfer amount of 4,000 shares (subject to adjustment for splits, reverse splits and other like events) until such time as the Purchaser holds less than 4,000 shares, in which case the Purchaser shall not transfer less than all the shares it holds. Notwithstanding the foregoing, any Purchaser may transfer fewer than 4,000 shares (subject to adjustment for splits, reverse splits and other like events) to a transferee that is an investment fund under common control, or having a common investment manager or advisor, with the transferor (a "Related Fund"), provided that in determining the number of shares constituting all the shares held by any Purchaser for purposes of the immediately preceding sentence, such determination shall be made on an aggregate basis including all shares held by the Purchaser and all its Related Funds.

                                  ARTICLE VIII

                            COVENANTS OF THE COMPANY

8.1      Transactions with Affiliates.

                  (a) The Company will not and will not permit any Restricted Subsidiary to, directly or indirectly, enter into or conduct any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Company (an "Affiliate Transaction") unless such transaction is on terms:

                           (i) that are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than those that could be obtained at the time of such transaction in arm's-length dealings with a Person who is not such an Affiliate,

                           (ii)     that, in the event such Affiliate
         Transaction involves an aggregate amount in excess of five million dollars ($5,000,000), (A) are set forth in writing, and (B) except as provided in clause (a)(iii) below, have been approved by a majority of the members of the Board having no personal stake in such Affiliate Transaction (if any such members exist), and

                           (iii) that, in the event (A) such Affiliate Transaction involves an amount in excess of ten million dollars ($10,000,000) or (B) if there are no members of the Board having no personal stake in such Affiliate Transaction and such Affiliate Transaction involves an aggregate amount in excess of five million dollars ($5,000,000), have been determined by a nationally recognized appraisal, accounting or investment banking firm to be fair, from a financial standpoint, to the Company and its Restricted Subsidiaries.

                  (b) The provisions of the foregoing paragraph (a) will not prohibit:

                           (i) any payment or distribution permitted to be paid pursuant to Section 3.3(b)(i) of the Charter,

                           (ii) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, options to purchase Capital Stock of the Company and equity ownership, restricted stock plans, long-term incentive plans, stock appreciation rights plans, participation plans or similar employee benefits plans approved by the Board,

                           (iii) the grant of options (and the exercise thereof) to purchase Capital Stock of the Company or similar rights to employees and directors of the Company pursuant to plans approved by the Board;

                           (iv) loans or advances to officers, directors or employees in the ordinary course of business, but in any event not to exceed two million dollars ($2,000,000) in the aggregate outstanding at any one time,

                           (v) the payment of reasonable fees to directors of the Company and its Subsidiaries who are not employees of the Company or its Subsidiaries and other reasonable fees, compensation, benefits and indemnities paid or entered into by the Company or its Restricted Subsidiaries in the ordinary course of business to or with the officers, directors or employees of the Company and its Restricted Subsidiaries,

                           (vi) any transaction between the Company and a Restricted Subsidiary or between Restricted Subsidiaries,

                           (vii) the provision by Persons who may be deemed Affiliates or stockholders of the Company (other than JPMP and Persons controlled by JPMP) of investment banking, commercial banking, trust, lending or financing, investment, underwriting, placement agent, financial advisory or similar services to the Company or its Subsidiaries performed after the Initial Closing, provided that the terms are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than those that could be obtained at the time of such transaction in arm's-length dealings with a Person who is not such an Affiliate (as determined in good faith by a majority of the members of the Board who do not have a material direct or indirect financial interest in or with respect to the transaction being considered),

                           (viii) sales of Capital Stock to Permitted Holders approved by a majority of the members of the Board who do not have a material direct or indirect financial interest in or with respect to the transaction being considered, or

                           (ix) the existence or performance by the Company or any Restricted Subsidiary under any agreement as in effect as of the Initial Closing or replacement agreement therefor or any transaction contemplated thereby (including pursuant to any amendment thereto or replacement agreement therefor) so long as such amendment or replacement is not more disadvantageous to the Purchasers in any material respect than the original agreement as in effect on the date of the Initial Closing.

8.2      Information Rights.

         The Company will furnish to each Significant Holder:

                  (a) within 90 days after the end of each fiscal year of the Company, its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit other than as to Unrestricted Subsidiaries (as defined in the Credit Agreement)) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

                  (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its financial officers as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

                  (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a financial officer of the Company (i) certifying as to whether an Event of Non-Compliance (as defined in the Charter) has occurred, or a default or event of default has occurred under the 2000 Notes Indenture, the 2002 Notes Indenture or the Credit Agreement and, if an Event of Non-Compliance or a default or event of default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto and (ii) stating whether any change in GAAP or in the application thereof has occurred since December 31, 2000 that has not been otherwise disclosed in a prior certificate and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

                  (d) at least 30 days prior to the commencement of each fiscal year of the Company, a consolidated budget for such fiscal year (in the form provided to the Lenders, including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal year) and, promptly when available, any significant revisions of such budget;

                  (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Company or any Subsidiary with the Commission or with any national securities exchange, as the case may be;

                  (f) promptly following the commencement thereof, notice and description in reasonable detail of any litigation or proceeding to which the Company or any of its Subsidiaries is a party, except for any litigation or proceeding which could not reasonably be expected to result in a Material Adverse Effect;

                  (g) promptly following the occurrence thereof, notice and a description in reasonable detail of any Material Adverse Effect;

                  (h) as promptly as practicable (but in any event no earlier than required under the Credit Agreement, the 2000 Notes Indenture or the 2002 Notes Indenture, as the case may be), notice of any Default (as defined in the Credit Agreement) under the Credit Agreement or an Event of Default (as defined in the 2000 Notes Indenture and under the 2002 Notes Indenture) under the 2000 Notes Indenture or 2002 Notes Indenture; and

                  (i) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Company or any

Subsidiary, or compliance with the terms of any Document, as or any Significant Holder may reasonably request.

8.3      Books; Inspection Rights

         The Company will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made in all material respects of all dealings and transactions in relation to its business and activities. In addition to statutory rights granted to any stockholder under the Utah Revised Business Corporation Act, the Company will, and will cause each of its Subsidiaries to, permit any representatives designated by any Significant Holder, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants (and the Company shall be provided the opportunity to participate in any such discussions with such independent accountants), all at such reasonable times and as often as reasonably requested.

8.4      Merger and Consolidation

                  (a) The Company will not consolidate or consummate a share exchange with, or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person, unless, on or prior to the consummation of such transaction, all the shares of Series A Preferred Stock are redeemed in accordance with the Charter, or unless:

                           (i) the resulting, surviving or transferee Person (the "Successor Company") will be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

                           (ii) (x) the Successor Company (if not the Company) shall expressly assume, by an amendment to this Agreement in form and substance satisfactory to the Requisite Purchasers, all the obligations of the Company hereunder and (y) the Series A Preferred Stock shall be converted or exchanged for and shall become shares of such Successor Company, having in respect of such Successor Company the same powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereto, that the Series A Preferred Stock had immediately prior to such transaction;

                           (iii) immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company or any Restricted Subsidiary as a result of such transaction as having been incurred by the Successor Company or such Restricted Subsidiary at the time of such transaction), no default or event of default shall have occurred and be continuing under the Credit Agreement, the 2000 Notes Indenture or the 2002 Notes Indenture and no Event of Non-Compliance shall have occurred and be continuing;

                           (iv) immediately after giving effect to such transaction, the Successor Company would be able to incur an additional $1.00 of Indebtedness under Section 4.03(a) of the 2000 Notes Indenture as in effect on the date hereof; and

                           (v) the Company shall have delivered to the holders of the Series A Preferred Stock an Officers' Certificate stating that such consolidation, share exchange, merger, transfer or lease comply with this Section 8.4.

                  (b) The Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company to the extent set forth in this Agreement, but in the case of a lease of all or substantially all its assets, the Company shall not be released from its obligations with respect to the Series A Preferred Stock. Notwithstanding clauses (iii) and (iv) above, (A) any Subsidiary of the Company may consolidate or consummate a share exchange with, merge into or transfer all or part of its properties and assets to the Company and (B) the Company may merge with an Affiliate incorporated solely for the purpose of reincorporating the Company in another jurisdiction to realize tax or other benefits.

8.5      Payments for Consents.

         If the Company agrees to make any payment to any Purchaser in exchange for the granting of any waiver or consent under, or the entering into of any amendment to, the Charter or this Agreement or the Warrant Agreement, the Company shall offer to all Purchasers to make payments, ratably based on the number of Preferred Shares or Warrants, as applicable, held, to all Purchasers who agree so such waiver, consent or amendment.

8.6      Amendment of Charter.

         The Company shall not amend Section 3.3(b)(vii)(B)(4) of the Charter without the affirmative written consent or approval of holders of record of the Series A Preferred Stock holding not less than 90% of the then outstanding shares of Series A Preferred Stock.

8.7      Specified Equity Proceeds.

                  (a) The Company shall not, and shall cause its Subsidiaries not to, designate any Eligible Voluntary Offering Proceeds (as defined in the Credit Agreement) to be Mandatory Equity Offering Proceeds (as defined in the Credit Agreement) without the prior written consent of the Requisite Purchasers.

                  (b) At the request of the Requisite Purchasers, the Company shall designate any Eligible Voluntary Offering Proceeds to be Mandatory Equity Offering Proceeds.

                                   ARTICLE IX

                                  MISCELLANEOUS

9.1      Expenses, Etc.

                  (a) The Company shall pay (i) all reasonable out-of-pocket expenses incurred by the Initial Purchaser, including the reasonable fees, charges and disbursements of counsel for the Initial Purchaser, in connection with the preparation of the Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) any stamp or similar taxes which may be determined to be payable in connection with the execution, delivery or performance of the Documents or any modification, amendment or alteration of the terms or provisions of the Documents and any issue taxes in respect of the issuance of any Purchased Securities to the Purchasers and (iii) all reasonable out-of-pocket expenses incurred by the Purchasers including reasonable fees, charges and disbursements of any counsel for the Purchasers, in connection with the enforcement or protection of its rights in connection with the Documents, including its rights under this Section, or in connection with the Purchased Securities, including all such reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Securities.

                  (b) The Company shall indemnify the Purchasers and each of their respective Affiliates (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including, without limitation and as incurred, reasonable costs of investigating, preparing or defending any such claim or action, whether or not such Indemnitee is a party thereto), including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the Company's execution, delivery or performance of any Document or the consummation of the transactions contemplated hereby, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or willful misconduct of such Indemnitee or any Affiliate of such Indemnitee (or of any officer, director, employee, advisor or agent of such Indemnitee or any such Indemnitee's Affiliates) or to the extent such damages constitute special, indirect or consequential damages (as opposed to direct or actual damages); and provided further that, for the purposes of the foregoing proviso, the Company and its Subsidiaries shall be deemed not to be Affiliates of any Purchaser.

                  (c) To the extent permitted by applicable law, the Company shall not assert, and it hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any other

Document, the transactions contemplated hereby or the use of the proceeds of the Purchased Securities

                  (d) All amounts due under this Section shall be payable promptly after written demand therefor.

9.2      Further Assurances.

         The Company shall duly execute and deliver, or cause to be duly executed and delivered, at its own cost and expense, such further instruments and documents and to take all such action, in each case as may be necessary or proper in the reasonable judgment of the Purchasers to carry out the provisions and purposes of the Agreement and the other Documents.

9.3      Specific Performance; Remedies.

         Damages in the event of breach of this Agreement or any other Document by the Company or any Purchaser would be difficult, if not impossible, to ascertain, and it is therefore agreed that the Company and each Purchaser, in addition to and without limiting any other remedy or right it may have (other than the limitations on remedies specified in Section 3.3(b)(viii) of the Charter), will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof and thereof, and the Company and each Purchaser hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. Subject to the limitations set forth in Section 3.3(b)(viii) of the Charter, the existence of this right to specific performance will not preclude the Company or any Purchaser from pursuing any other rights and remedies at law or in equity which the Company or any Purchaser may have.

9.4      Successors and Assigns.

                  (a) This Agreement shall bind and inure to the benefit of the Company and the Purchasers and their respective successors, permitted assigns, heirs and personal representatives. Upon the transfer of any Purchased Securities in accordance with the terms of this Agreement and the Stockholders' Agreement (to the extent that such Purchased Securities are subject to the terms thereof), the transferee shall be bound by, and entitled to the benefits of, this Agreement and the Stockholders' Agreement with respect to such transferred Purchased Securities in the same manner as the transferring Purchaser.

                  (b) Subject to compliance with the terms and conditions of the Stockholders' Agreement (to the extent that such Purchased Securities are subject to the terms thereof), the Initial Purchaser shall be permitted to assign its rights to receive the Purchased Securities on any Closing Date to SIF or any of its other Affiliates.

                  (c) Notwithstanding anything to the contrary contained herein, (i) the Company shall not assign any of its rights or obligations hereunder without the prior written consent of the Requisite Purchasers and (ii) the sale, assignment, transfer, hypothecation or other disposal by any Additional Purchaser or Qualified Purchaser of any of its obligations hereunder shall not relieve such Purchaser of any of its obligations hereunder to purchase Mandatory Securities, Advance Purchase Securities or participation interests in accordance with the terms hereof.

9.5      Entire Agreement.

         This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

9.6      Notices.

                  (a) All notices, claims, requests, demands or other communications which are required or otherwise delivered hereunder shall be deemed to be sufficient and duly given if contained in a written instrument (i) personally delivered or sent by telecopier, (ii) sent by nationally-recognized overnight courier guaranteeing next Business Day delivery or (iii) sent by first class, registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                           (i)      if to the Company, to:

                                    Pliant Corporation
                                    1475 Woodfield Road, Suite 700
                                    Schaumburg, Illinois 60173
                                    Attention: Jack E. Knott
                                               Michael Annes
                                    Telephone No.:  (847) 969-3330
                                    Telecopier No.: (847) 969-3338

                                    with copies to:

                                    Stoel Rives LLP
                                    One Utah Center
                                    201 S. Main Street, Suite 1100
                                    Salt Lake City, Utah 84111-4904
                                    Attention: Ronald G. Moffitt
                                    Telephone No.:  (818) 578-6966
                                    Telecopier No.: (801) 578-6999

                                    and to:

                                    J.P. Morgan Partners (BHCA), L.P.
                                    c/o J.P. Morgan Partners, LLC
                                    1221 Avenue of the Americas, 40th Floor
                                    New York, New York 10020-1080

                                    Attention: Official Notices Clerk
                                    Telephone No.:  (212) 899-3400
                                    Telecopier No.: (212) 899-3401.

                           (ii) if to the Initial Purchaser, to the address set forth on Schedule I hereto; and

                           (iii) if to any Qualified Equity Purchaser or Additional Purchaser, to such Purchaser's address as set forth on such Purchaser's Joinder Agreement.

                  (b) Any notice, demand or request so delivered shall constitute valid notice under this Agreement and shall be deemed to have been received (i) on the day of actual delivery in the case of personal delivery, if delivered on a Business Day (otherwise on the next Business Day), (ii) on the next Business Day after the date when sent in the case of delivery by nationally-recognized overnight courier, (iii) on the fifth Business Day after the date of deposit in the U.S. mail in the case of mailing or (iv) upon receipt in the case of a facsimile transmission if received on a Business Day (otherwise on the next Business Day). Any party hereto may from time to time by notice in writing served upon the other as aforesaid designate a different mailing address or a different Person to which all such notices, demands or requests thereafter are to be addressed.

9.7      Amendments, Modifications and Waivers.

                  (a) The terms and provisions of this Agreement may not be modified or amended, nor may any of the provisions hereof be waived, temporarily or permanently, except pursuant to a written instrument executed by the Company and the Requisite Purchasers; provided, however, that (i) any such amendment, modification or waiver that would adversely affect the rights hereunder of any Purchaser, in its capacity as a Purchaser, without similarly affecting the rights hereunder of all Purchasers, in their capacities as Purchasers, shall not be effective as to such Purchaser without its prior written consent and (ii) any such amendment, modification or waiver that would adversely affect the rights hereunder of the Initial Purchaser other than as a "Purchaser" shall not be effective without the consent of the Initial Purchaser. Notwithstanding anything to the contrary contained herein, Additional Purchasers and Qualified Equity Purchasers may be added hereto from time to time in accordance with the terms hereof without the consent of the Requisite Purchasers.

                  (b) In the event of any amendment, modification or waiver of any provision of the Original Purchase Agreements made in accordance with the terms and conditions thereof, a corresponding amendment, modification or waiver shall automatically be made to this Agreement without further action of the Company or the Requisite Purchasers.

                  (c) No waiver by any party shall operate or be construed as a waiver of any subsequent breach by any other party.

9.8      Governing Law.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS EXCEPT TO THE EXTENT THAT THE NEW YORK CONFLICTS OF LAWS PRINCIPLES WOULD APPLY THE APPLICABLE LAWS OF THE STATE OF THE COMPANY'S ORGANIZATION TO INTERNAL MATTERS RELATING TO ENTITIES SUCH AS THE COMPANY ORGANIZED THEREUNDER).

9.9      Third Party Reliance.

         Anything contained herein to the contrary notwithstanding, the representations and warranties of the Company contained in this Agreement (i) are being given by the Company as an inducement to the Purchasers to enter into this Agreement and the other Documents (and the Company acknowledges that the Purchasers have expressly relied thereon) and (ii) are solely for the benefit of the Purchasers, their respective successors and assigns. No third party (including, without limitation, any holder of capital stock of the Company) or anyone acting on behalf of any thereof other than the Purchasers, and each of them and their respective successors and assigns, shall be a third party or other beneficiary of such representations and warranties. No such third party shall have any rights of contribution against the Purchasers or the Company with respect to such representations or warranties or any matter subject to or resulting in indemnification under this Agreement or otherwise.

9.10     Submission to Jurisdiction.

         Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York and the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Company hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. The Company hereby irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address as set forth herein. Nothing herein shall affect the right of the Purchasers to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

9.11     Information.

         Each Purchaser assumes all responsibility for being and keeping itself informed of the Company's and its subsidiaries' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Loans and the nature, scope and extent of the risks that each Purchaser assumes and incurs hereunder, and agrees that no Purchaser will have any duty to advise any other Purchaser of information known to it or any of them regarding such circumstances or risks.

9.12     Severability.

         It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

9.13     Independence of Agreements, Covenants, Representations and Warranties.

         All agreements and covenants hereunder shall be given independent effect so that if a certain action or condition constitutes a default under a certain agreement or covenant, the fact that such action or condition is permitted by another agreement or covenant shall not affect the occurrence of such default, unless expressly permitted under an exception to such initial covenant. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of or a breach of a representation and warranty hereunder.

9.14     Survival of Representation, Warranties, Etc.

         The representations, warranties, covenants and agreements contained in this Agreement or any other instrument delivered pursuant to this Agreement shall survive the Initial Closing.

9.15     Counterparts; Facsimile Signatures.

         This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable and binding.

                                     * * * *

                  IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement as of the date first above written.


                                       PLIANT CORPORATION



                                       By: /s/ Brian E. Johnson
                                           -------------------------------------
                                           Name:  Brian E. Johnson
                                           Title: Executive Vice President and
                                                  Chief Financial Officer




                                       J.P. Morgan Partners (BHCA), L.P.


                                       By: JPMP Master Fund Manager, L.P.,
                                           its General Partner


                                       By: JPMP Capital Corp.,
                                           its General Partner


                                       By: /s/ Timothy J. Walsh
                                           -------------------------------------
                                           Name:  Timothy J. Walsh
                                           Title: Partner

                                                                       Exhibit D
                                                                       ---------

                     Additional Purchaser Joinder Agreement
                     --------------------------------------

                  The undersigned is executing and delivering this Joinder Agreement pursuant to the Securities Purchase Agreement dated as of March 25, 2003 (as amended, modified, supplemented or restated from time to time, the "Securities Purchase Agreement"), among Pliant Corporation, a Utah corporation (the "Company"), the Initial Purchaser listed on Schedule I thereto and the other Purchasers signatory thereto from time to time. Capitalized terms used herein and not otherwise defined shall have the respective meanings given to such terms in the Securities Purchase Agreement.

                  By executing and delivering this Joinder Agreement to the Company, the undersigned hereby agrees (a) to become an "Additional Purchaser";
(b) to commit to purchase its Commitment Percentage of Mandatory Securities in accordance with the terms of the Securities Purchase Agreement; and (c) to comply with the provisions of the Securities Purchase Agreement in the same manner as if the undersigned were an original signatory to such agreement. The number of Preferred Shares to be purchased by the undersigned at the Second Closing shall equal the amount designated below.

                  Accordingly, the undersigned has executed and delivered this Joinder Agreement as of _____________________________, 2003.



                                       _________________________________________
                                       Signature of Additional Purchaser



                                       _________________________________________
                                       Print Name of Additional Purchaser


                                       _________________________________________

                                       _________________________________________

                                       _________________________________________
                                       Address

                                       Telephone:_______________________________

                                       Telecopier:______________________________

                                       Number of Preferred
                                       Shares to be
                                       purchased:_______________________________

                                                                       Exhibit E
                                                                       ---------

                  Qualified Equity Purchaser Joinder Agreement
                  --------------------------------------------

                  The undersigned is executing and delivering this Joinder Agreement pursuant to the Securities Purchase Agreement dated as of March 25, 2003 (as amended, modified, supplemented or restated from time to time, the "Securities Purchase Agreement"), among Pliant Corporation, a Utah corporation (the "Company"), the Initial Purchaser listed on Schedule I thereto and the other Purchasers signatory thereto from time to time. Capitalized terms used herein and not otherwise defined shall have the respective meanings given to such terms in the Securities Purchase Agreement.

                  By executing and delivering this Joinder Agreement to the Company, the undersigned hereby agrees (a) to become an "Qualified Equity Purchaser"; (b) to commit to purchase its Commitment Percentage of Mandatory Securities in accordance with the terms of the Securities Purchase Agreement; and (c) to comply with the provisions of the Securities Purchase Agreement in the same manner as if the undersigned were an original signatory to such agreement. The Commitment Percentage of the undersigned shall equal the amount designated below.

                  Accordingly, the undersigned has executed and delivered this Joinder Agreement as of _____________________________, 2003.



                                       _________________________________________
                                       Signature of Qualified Equity
                                       Purchaser



                                       _________________________________________
                                       Print Name of Qualified Equity
                                       Purchaser


                                       _________________________________________

                                       _________________________________________

                                       _________________________________________
                                       Address

                                       Telephone:_______________________________

                                       Telecopier:______________________________

                                       Commitment Percentage:___________________

                                                                                                                          Schedule I
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------
Name and Address of Initial Purchaser   Number of Preferred     Aggregate Purchase      Number of Shares of     Aggregate Purchase
                                               Shares        Price for the Preferred   Common Stock Issuable  Price for the Warrants
                                                                     Shares              upon Exercise of
                                                                                             Warrants

------------------------------------------------------------------------------------------------------------------------------------
JP Morgan Partners (BHCA), L.P.
c/o J.P. Morgan Partners, LLC                  10,000               $8,347,468                43,962                 $1,652,532
1221 Avenue of the Americas, 40th Floor
New York, New York  10020-1080
Attention: Official Notices Clerk
Telephone No.:  (212) 899-3400
Telecopier No.: (212) 899-3401



     with a copy to:

     O'Melveny & Myers LLP
     30 Rockefeller Plaza, 24th Floor
     New York, New York  10112
     Attention: Ilan S. Nissan
     Telephone No.:  (212) 408-2400
     Telecopier No.:  (212) 728-5950

------------------------------------------------------------------------------------------------------------------------------------